                    U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report   (Date of earliest event reported)  January 24, 1996

                           GATEWAY ENERGY CORPORATION
             ------------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)


       Delaware                           1-4766                 44-0651207
-------------------------------------------------------------------------------
 (State Or Other Jurisdiction Of       (Commission            (IRS Employer
 Incorporation Or Organization)         File No.)       Identification Number)


                          10842 Old Mill Road, Suite #5
                                Omaha, NE  68154
              ----------------------------------------------------
              (Address Of Principal Executive Offices)  (Zip Code)


           _____________________(402) 330-8268________________________
               Registrant's Telephone Number, Including Area Code:


                                 Not Applicable
            --------------------------------------------------------
         (Former Name Or Former Address, If Changed Since Last Report.)

                                    FORM 8-K

Item 1.   Changes in Control of Registrant

                    Not Applicable

Item 2.   Acquisition or Disposition of Assets

          Castex Energy, Inc., an eighty percent owned subsidiary of Gateway Energy Corporation ("the Company"), formed a limited partnership, Castex Energy 1995, LP to acquire interests in certain oil and gas properties and interests in Cameron, Jefferson Davis and Vermillion Parishes in Louisiana from Wynn-Crosby 1994, Ltd., with an effective date of July 1, 1995. Castex Energy, Inc. will be the sole general partner of the partnership. The closing of the acquisition was January 25, 1996, with payment of $9.2 million to the Seller and the assumption of liabilities of $.8 million, which represents the purchase price less net operating income before depreciation from July 1, 1995, to December 1, 1995.

          Castex Energy 1995, LP has obtained a $15 million credit facility from the Bank of America National Trust and Savings Association to provide financing for the acquisition and the future development program anticipated by the partnership. Limited partnership interests have been sold 1) to the Company, 2) certain officers of Castex Energy, Inc. and 3) other unrelated investors for cash for a total amount of $2.0 million. Castex Energy, Inc., the Company and other investors have also contributed certain oil and gas leases in exchange for partnership interests.

          The Company has thus acquired a 55% limited partnership interest in Castex Energy 1995, LP for cash of $1,200,000 and contributed leases. Funds for the Company's cash investment in the limited partnership were provided by proceeds from the sale of Series N Preferred Stock and a bridge loan of $650,000 from a stockholder.

          The assets acquired are only a part of the business of the Seller and, therefore, at this time, there are no separate financial statements available for the acquired oil and gas interests. The Registrant will prepare and submit such financial statements along with the accompanying audit report on Form 8 on or before April 5, 1996.

Item 3.   Bankruptcy or Receivership.

               Not Applicable

Item 4.   Changes in the Registrant's Certifying Accountant.

               Not Applicable

Item 5.   Other Events

               Not Applicable

Item 6.   Resignations of Registrant's Directors

               Not Applicable

Item 7.   Financial Statements and Exhibits.

               None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   GATEWAY ENERGY CORPORATION



                                   /s/ Neil A.Fortkamp
                                   -----------------------------------------
                                   Chief Financial Officer

February 7, 1996
---------------------------
(Date)